Exhibit 10.1 3675734.5 AMENDED AND RESTATED GUARANTY AGREEMENT This Amended and Restated Guaranty Agreement (this “Guaranty”) is made as of August 28, 2023, by PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company (“Guarantor”), in favor of BANK OF AMERICA, N.A., a national banking association, as administrative agent for Lenders as that term is defined below (collectively with its successors or assigns, in such capacity, “Administrative Agent”), and each of the Lenders. Recitals A. Guarantor previously entered into that certain Guaranty Agreement dated as of June 6, 2018 in favor of Administrative Agent and Lenders (“Existing Guaranty”). The Existing Guaranty guaranteed certain obligations of PACIFIC OAK SOR MARQUETTE PLAZA, LLC, a Delaware limited liability company (“Marquette Borrower”) pursuant to a mortgage loan in the original aggregate principal amount of Seventy Million Seven Hundred Eighty-Five Thousand and No/100 Dollars ($70,785,000.00) made to Marquette Borrower by the Lenders pursuant to loan documents evidencing, securing and otherwise made in connection with the Loan, including without limitation that certain Loan Agreement dated as of June 6, 2018 (“Existing Loan Agreement” together with the other loan documents evidencing, securing and otherwise made in connection with the Loan, including without limitation, the Existing Guaranty, referred to herein collectively as, the “Existing Loan Documents”). The Loan is secured by, among other things, the Marquette Property (as defined in the Loan Agreement). B. The Loan is fully disbursed and Lenders have no remaining unfunded commitments thereunder. The outstanding balance of the Loan is Sixty Million Four Hundred Fifty-Nine Thousand Five Hundred One and 23/100 Dollars ($60,459,501.23). C. Marquette Borrower has requested and Administrative Agent and Lender agreed to amend and restate the Existing Loan Agreement to (i) increase the Aggregate Commitment (as defined in the Loan Agreement) under the Loan from Sixty Million Four Hundred Fifty-Nine Thousand Five Hundred One and 23/100 Dollars ($60,459,501.23) to One Hundred Eighty-Eight Million Thirty-Five Thousand Nine Hundred Forty-Three and No/100 Dollars ($188,035,943.00) and make an additional advance thereunder in the amount of One Hundred Twenty-Seven Million Five Hundred Seventy-Six Thousand Four Hundred Forty-One and 77/100 Dollars ($127,576,441.77), (ii) extend the term of the Loan, (iii) join PACIFIC OAK SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company (“Austin Borrower”), PACIFIC OAK SOR II OAKLAND CITY CENTER, LLC, a Delaware limited liability company (“Oakland Borrower”), and 1180 RAYMOND URBAN RENEWAL, LLC, a Delaware limited liability company (“Raymond Borrower”) as additional joint and several co-borrowers with Marquette Borrower under the Loan, (iv) accept the “Austin Property”, “Oakland Property”, and “Raymond Property” (each as defined in the Loan Agreement) as additional collateral for the Loan, and (v) make certain other modifications to the Existing Loan Agreement and the Existing Loan Documents on the terms and conditions set forth in the Loan Agreement. D. Administrative Agent and certain other lenders from time to time (each a “Lender” and collectively, “Lenders”), and Oakland Borrower, Raymond Borrower, Austin Borrower, and Marquette Borrower (individually and collectively, using an interpretation most favorable to Lenders, “Borrower”), are entering into concurrently herewith that certain Amended and Restated Loan Agreement dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (the “Loan”) to Borrower. E. Pursuant to Section 1.2 of the Loan Agreement, Austin Borrower, Oakland Borrower, 2 Raymond Borrower and Marquette Borrower agree and consent to the joinder and assumption of the Loan by Austin Borrower, Oakland Borrower and Raymond Borrower. F. A condition precedent to Lenders’ obligation to amend and restate the Loan to Borrower is Guarantor’s execution and delivery to Administrative Agent of this Guaranty. G. The Loan will be evidenced by one or more promissory notes of even date herewith, each made by Borrower and payable to the order of a Lender, in the aggregate original principal amount of One Hundred Eighty-Eight Million Thirty-Five Thousand Nine Hundred Forty-Three and No/100 Dollars ($188,035,943.00) (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, are herein called the “Note”). H. Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement. Agreements For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce Lenders to make the Loan to Borrower, Guarantor hereby guarantees to Administrative Agent and the Lenders the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”), this Guaranty being upon the following terms and conditions: Section 1. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Administrative Agent and Lenders the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of (i) of any and all obligations, indebtedness and liabilities of Borrower that constitute Obligations (as defined in the Loan Agreement), subject to the limitations provided in the attached Rider (which Rider is incorporated herein by this reference, the same as though set forth herein in full) (the “Limited Repayment Guaranteed Obligations”), (ii) upon the occurrence of a Triggering Event (as hereinafter defined), all principal and interest (including interest accruing after maturity and after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding) now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to the terms of any Note, the Loan Agreement, the Security Instrument, or any of the other Loan Documents, as the same may from time to time be amended, supplemented, restated or otherwise modified, and (iii) regardless of whether a Triggering Event shall have occurred, one hundred percent (100%) of all amounts owing under the Environmental Agreement by Borrower (as the same has been amended and restated pursuant to and in accordance with the Loan Agreement) (the “Guaranteed Environmental Obligations”), subject to the limitations provided in the attached Rider (the amounts described in clauses (i), (ii) and (iii) above shall be referred to herein, collectively, as the “Indebtedness”). The Indebtedness shall also include all costs and expenses incurred by Administrative Agent in seeking to enforce Administrative Agent’s rights and remedies under this Guaranty, including court costs, costs of alternative dispute resolution and reasonable attorneys’ fees, whether or not suit is filed or other proceedings are initiated thereon. This Guaranty covers, subject to the other terms and conditions of this Guaranty, the Indebtedness presently outstanding and the Indebtedness arising subsequent to the date hereof, including all amounts advanced by Administrative Agent or Lenders in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection. 3 As used herein, “Triggering Event” means: (i) any voluntary transfer of the Property in violation of the terms of the Loan Documents, (ii) Borrower’s voluntary filing of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws or any assignment for the benefit of creditors made by Borrower, or (iii) the involuntary filing against Borrower by Guarantor or any member of Borrower, Guarantor or any Affiliate thereof of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws. Section 2. Guaranty of Specific Obligations. Guarantor also hereby unconditionally and irrevocably guarantees payment of, and agrees to protect, defend, indemnify and hold harmless Administrative Agent and each Lender for, from and against, one hundred percent (100%) of any deficiency, loss or damage suffered by Administrative Agent or any Lender because of: (a) The intentional misapplication or misappropriation by Borrower of any funds derived from the Property, including the misapplication or misappropriation by Borrower of rent, security deposits, insurance proceeds, condemnation awards, or other income arising with respect to the Property; (b) Borrower’s failure to maintain insurance as required by the Loan Documents; except there shall be no liability under this Section 2(b) if (i) the cash flow generated from the Property (on a combined basis) is not sufficient to pay the premiums therefor, and (ii) Borrower provides at least thirty (30) days’ prior notice to Administrative Agent that Borrower will not maintain the required insurance coverages as a result of the circumstances described in clause (i) above; (c) Borrower’s intentional commission of physical waste with respect to the Property; and (d) The fraud or intentional misrepresentation by Borrower or Guarantor made in or in connection with the Loan Documents or the Loan. Section 3. Primary Liability of Guarantor. (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance, and Guarantor shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any right to which Guarantor may otherwise have been entitled, whether existing under statute, at Law or in equity, to require Administrative Agent or any Lender to take prior recourse or proceedings against any collateral, security or Person. It shall not be necessary for Administrative Agent or any Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or other Person liable on such indebtedness or for such performance, or to enforce any rights against any security given to secure such indebtedness or performance, or to join Borrower or any other Person liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Administrative Agent or any Lender from suing on any Note or foreclosing any Security Instrument or exercising any other right under the Loan Documents. (b) Suit may be brought or demand may be made against Borrower or against any or all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Administrative Agent or any Lender against any party hereto. 4 Section 4. Certain Agreements and Waivers by Guarantor. (a) Guarantor agrees that neither the rights or remedies of Administrative Agent and Lenders nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, Guarantor waives any rights, claims or defenses arising from any such events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of: (i) any limitation on the liability of, or recourse against, any other Person in any Loan Document or arising under any Law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration or that the obligations of Guarantor hereunder exceed or are more burdensome than those of Borrower under the other Loan Documents; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) the operation of any statutes of limitation or other Laws regarding the limitation of actions, all of which are hereby waived as a defense to any action or proceeding brought by Administrative Agent or any Lender against Guarantor, to the fullest extent permitted by Law; (v) any homestead exemption or any other exemption under applicable Law, all of which are waived by Guarantor to the fullest extent permitted by Law; (vi) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, or any impairment of Guarantor’s recourse against any Person or collateral; (vii) whether express or by operation of Law, any partial release of the liability of Guarantor hereunder (except to the extent expressly so released) or any complete or partial release of Borrower or any other Person liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations; (viii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (ix) either with or without notice to or consent of Guarantor, any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance (including changes with respect to the construction of the Improvements) or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment,

5 indulgence, forbearance, or compromise that may be granted from time to time by Administrative Agent or Lenders to Borrower or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (x) any neglect, lack of diligence, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations; (xi) any failure of Administrative Agent or any Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of the occurrence or existence of any Default or Potential Default, or of any other action taken or refrained from being taken by Administrative Agent or any Lender against Borrower or any security or other recourse, or of any new agreement between or among Administrative Agent, any Lender and Borrower, it being understood that Administrative Agent shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower and any collateral, including any changes in the business or financial condition of Borrower or any collateral, and Guarantor acknowledges and agrees that neither Administrative Agent nor any Lender shall have any duty to notify Guarantor of any information which Administrative Agent or such Lender may have concerning Borrower or any collateral; (xii) the existence of any claim, counterclaim, set-off or other right that Guarantor may at any time have against Borrower, Administrative Agent, any Lender, or any other Person, whether or not arising in connection with this Guaranty, any Note, the Loan Agreement or any other Loan Document; (xiii) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by Law or violate any usury law, or because the Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of Law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xiv) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Administrative Agent or any Lender, or any action taken or omitted by Administrative Agent or any Lender in any such proceedings, including any election to have 6 Administrative Agent’s or such Lender’s claim allowed as being secured, partially secured or unsecured, any extension of credit by Administrative Agent or such Lender in any such proceedings or the taking and holding by Administrative Agent or such Lender of any security for any such extension of credit; (xv) any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement; (xvi) any early termination of any of the Guaranteed Obligations; or (xvii) Administrative Agent or any Lender’s enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis. (b) In the event any payment by Borrower or any other Person to Administrative Agent or any Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar Law, or if for any other reason Administrative Agent or any Lender is required to refund such payment or pay the amount thereof to any other party, such payment by any Borrower or any other party to Administrative Agent or such Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Administrative Agent of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Administrative Agent or any Lender or paid by Administrative Agent or any Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Administrative Agent or any Lender and any attorneys’ fees, costs and expenses paid or incurred by Administrative Agent or any Lender in connection with any such event. (c) It is the intent of Guarantor, Administrative Agent and each Lender that the obligations and liabilities of Guarantor hereunder are absolute, irrevocable and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. (d) Guarantor’s obligations shall not be affected, impaired, lessened or released by loans, credits or other financial accommodations now existing or hereafter advanced by Administrative Agent or any Lender to Borrower in excess of the Guaranteed Obligations. All payments, repayments and prepayments of the Loan, whether voluntary or involuntary, received by Administrative Agent or any Lender from Borrower, any other Person or any other source (other than from Guarantor pursuant to a demand by Administrative Agent hereunder), and any amounts realized from any collateral for the Loan, shall be deemed to be applied first to any portion of the Loan which is not covered by this Guaranty, and last to the Guaranteed Obligations, and this Guaranty shall bind Guarantor to the extent of any Guaranteed Obligations that may remain owing to Administrative Agent or any Lender. Administrative Agent shall have the right to apply any sums paid by Guarantor to any portion of the Loan in Administrative Agent’s sole and absolute discretion. (e) If acceleration of the time for payment of any amount payable by Borrower under any Note, the Loan Agreement, or any other Loan Document is stayed or delayed by any Law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Administrative Agent. 7 (f) This Guaranty may not be changed orally and no obligation of Guarantor can be released or waived by Administrative Agent except by a signed writing by an authorized officer of Administrative Agent. (g) Guarantor further waives: (i) any defense to the recovery by Administrative Agent or Lenders against Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any security for this Guaranty based upon Administrative Agent’s or Lenders’ election of any remedy against Guarantor or Borrower, including the defense to enforcement of this Guaranty (the so-called “Gradsky” defense) which, absent this waiver, Guarantor would have by virtue of an election by Administrative Agent or Lenders to conduct a non-judicial foreclosure sale (also known as a “trustee’s sale”) of any real property security for the Indebtedness, it being understood by Guarantor that any such non-judicial foreclosure sale will destroy, by operation of California Code of Civil Procedure (“CCP”) Section 580d, all rights of any party to a deficiency judgment against Borrower and, as a consequence, will destroy all rights that Guarantor would otherwise have (including the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against Borrower; (ii) any defense or benefits that may be derived from CCP Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction and all other anti-deficiency and one form of action defenses under the Laws of California and any other jurisdiction; and (iii) any right to a fair value hearing under CCP Section 580a, or any other similar Law, to determine the size of any deficiency owing (for which Guarantor would be liable hereunder) following a non-judicial foreclosure sale. Nothing in this Subsection shall operate to change, waive or affect the provisions of Section 20 hereof. (h) Without limiting any other provision of this Guaranty, Guarantor waives all rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property. This means, among other things: (i) That Administrative Agent or Lenders may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) If Administrative Agent, for the benefit of Lenders forecloses on any real property collateral pledged by Borrower: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Administrative Agent, for the benefit of Lenders may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral for Lenders’ benefit, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon CCP Sections 580a, 580b, 580d, or 726. (i) Guarantor waives all rights and defenses arising out of an election of remedies by Administrative Agent or Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of CCP Section 580d or otherwise. (j) Guarantor waives Guarantor’s rights of subrogation and reimbursement, including (i) any defenses Guarantor may have by reason of an election of remedies by Administrative Agent or Lenders, and (ii) any rights or defenses Guarantor may have by reason of protection afforded to Borrower with 8 respect to the Guaranteed Obligations pursuant to the anti-deficiency or other Laws of California limiting or discharging Borrower’s obligations, including CCP Sections 580a, 580b, 580d or 726. (k) Guarantor waives notice of acceptance of this Guaranty, any rights, defenses and benefits that may be derived from Sections 2787 to 2855, inclusive, of the California Civil Code or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses Guarantor would otherwise have under the Laws of California or any other jurisdiction. (l) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other provision or waiver contained in this Guaranty. All of the waivers contained herein are irrevocable and unconditional and are intentionally and freely made by Guarantor. Section 5. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor: (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations; (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed; provided, however, that so long as no Default shall have occurred and be continuing, Guarantor shall not be prohibited from receiving such (i) reasonable management fees or reasonable salary from Borrower as Administrative Agent may find acceptable from time to time in its sole and absolute discretion, and (ii) distributions from Borrower in an amount equal to any income taxes imposed on Guarantor which are attributable to Borrower’s income from the Property; (c) Guarantor hereby assigns and grants to Administrative Agent, for the ratable benefit of Lenders, a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Administrative Agent on behalf of the Lenders shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a Default or an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantor shall pay the same to Administrative Agent for the ratable benefit of Lenders immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Administrative Agent and shall have absolutely no dominion over the same except to pay it immediately to Administrative Agent for the ratable benefit of Lenders; and (d) Guarantor shall promptly upon written request of Administrative Agent from time to time execute such documents and perform such acts as Administrative Agent may reasonably require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including execution and delivery of proofs of claim, further assignments and security agreements, and delivery to Administrative Agent of any promissory notes or other instruments evidencing indebtedness of Borrower

9 to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of such Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty. Section 6. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Administrative Agent or any Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent or any Lender may have against Guarantor. If Borrower is or becomes indebted to Administrative Agent or any Lender for any indebtedness other than or in excess of the Guaranteed Obligations, any payment received or recovery realized upon such other indebtedness of Borrower to Administrative Agent or such Lender may be applied to such other indebtedness. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including, if applicable, its capacity as a general partner. Section 7. Lender Assigns; Disclosure of Information. This Guaranty is for the benefit of Administrative Agent and Lenders and the permitted successors and assigns of each of them. Administrative Agent and any Lender may, at any time, sell, transfer or assign all or a portion of its interest in the Guaranteed Obligations and the Loan Documents, on and subject to the terms and conditions of the Loan Agreement. In the event of any such permitted sale, transfer or assignment of the Guaranteed Obligations or any part thereof, the rights and benefits under this Guaranty, to the extent applicable to the Guaranteed Obligations so sold, transferred or assigned, may be transferred with such obligations. Subject to the provisions of Section 9.4 of the Loan Agreement, Guarantor waives notice of any sale, transfer or assignment of the Guaranteed Obligations and/or this Guaranty or any part thereof, and agrees that failure to give notice of any such sale, transfer or assignment will not affect the liability of Guarantor hereunder. Subject to the terms and conditions of the Loan Agreement, including, without limitation, Sections 9.5 and 9.6 thereof, Administrative Agent and each Lender are hereby authorized to disseminate any information they now have or hereafter obtain pertaining to the Guaranteed Obligations or this Guaranty, including credit or other information on Borrower, Guarantor and/or any party liable, directly or indirectly, for any part of the Guaranteed Obligations, to any actual or prospective assignee or participant with respect to the Guaranteed Obligations, to any of the affiliates of Administrative Agent or such Lender, to any regulatory body having jurisdiction over Administrative Agent or such Lender, and to any other parties as necessary or appropriate in the reasonable judgment of Administrative Agent or such Lender. Section 8. Binding Effect; Joint and Several Liability. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Section 9. Governing Law. THE VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS GUARANTY, 10 SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE UNITED STATES FEDERAL LAW, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY, SUCH LAWS. ALL OBLIGATIONS OF GUARANTOR HEREUNDER ARE PAYABLE AND PERFORMABLE AT THE PLACE OR PLACES WHERE THE GUARANTEED OBLIGATIONS ARE PAYABLE AND PERFORMABLE. Section 10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Law. Section 11. Costs and Expenses of Enforcement. Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Administrative Agent in the enforcement of or preservation of Administrative Agent or Lenders’ rights under this Guaranty including all attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. Section 12. No Usury. It is not the intention of Administrative Agent, any Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Law. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor, Administrative Agent and Lenders. Section 13. Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that: (a) Guarantor has a financial interest (indirectly) in Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) unless Guarantor is a natural person, Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its organization and has full power and authority to enter into and perform this Guaranty; (e) there is no material litigation pending with respect to which process has been served or, to the knowledge of Guarantor, threatened by or before any tribunal against or affecting Guarantor which, if adversely determined, would have a material adverse effect on Guarantor’s ability to perform its obligations 11 hereunder; (f) all financial statements and information heretofore furnished to Administrative Agent by Guarantor do, and all financial statements and information hereafter furnished to Administrative Agent by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor’s operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Administrative Agent, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Administrative Agent, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; and (h) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, each Security Instrument, the Environmental Agreement and the other Loan Documents. Guarantor’s representations, warranties and covenants are a material inducement to Administrative Agent to enter into the other Loan Documents and any Swap Contract, and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations. Section 14. Notices. (a) All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. Notices and other communications delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in such clause (b). (b) Electronic Communications. Notices and other communications to Administrative Agent hereunder may be delivered or furnished by electronic communication (including e-mail, and Internet or intranet websites) pursuant to procedures approved by Administrative Agent. Administrative Agent or Guarantor may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or 12 communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, Etc. Each of Guarantor or Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. (d) Reliance by Administrative Agent. Administrative Agent shall be entitled to rely and act upon any notices purportedly given by or on behalf of Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Guarantor shall indemnify Administrative Agent and its partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives from all losses, costs, expenses and liabilities resulting from the reliance by such party on each notice purportedly given by or on behalf of Guarantor. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. Section 15. Cumulative Rights. All of the rights and remedies of Administrative Agent and Lenders under this Guaranty and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Administrative Agent or any Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Administrative Agent or any Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Administrative Agent or Lenders to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Default. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right or remedy of Administrative Agent or any Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed and delivered by Administrative Agent to Guarantor. Section 16. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations and all of the obligations of Guarantor to Administrative Agent and Lenders under this Guaranty are fully and finally paid, performed and discharged and are not subject to any bankruptcy preference period or any other disgorgement. Section 17. Financial Statements and Financial Covenants. Guarantor agrees to provide to Administrative Agent, as and when required, the Financial Statements, compliance certificates and other financial information, as applicable, required to be delivered to Administrative Agent with respect to Guarantor pursuant to the terms of the Loan Agreement and the other Loan Documents, in the form and detail required by the Loan Documents. Guarantor also agrees to provide to Administrative Agent such other and further financial information with respect to Guarantor as Administrative Agent shall from time to time reasonably request. Acceptance of any Financial Statement by Administrative Agent, whether or not in the form prescribed herein, shall be relied upon by Administrative Agent in the administration, enforcement, and extension of the Guaranteed Obligations.

13 Guarantor shall comply with the Guarantor financial covenants in Exhibit J-1 to the Loan Agreement. Section 18. Subrogation. Guarantor shall not have any right of subrogation under any of the Loan Documents or any right to participate in any security for the Guaranteed Obligations or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Guaranteed Obligations have been fully and finally paid, performed and discharged in accordance with Section 16 above, and Guarantor hereby waives all of such rights. Section 19. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder. Section 20. Entire Agreement; Counterparts; Construction; Electronic Signatures. THIS GUARANTY EMBODIES THE ENTIRE AGREEMENT BETWEEN ADMINISTRATIVE AGENT AND LENDERS AND GUARANTOR WITH RESPECT TO THE GUARANTY BY GUARANTOR OF THE GUARANTEED OBLIGATIONS. THIS GUARANTY SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, WITH RESPECT TO THE GUARANTY BY GUARANTOR OF THE GUARANTEED OBLIGATIONS. THIS GUARANTY SHALL BE EFFECTIVE UPON EXECUTION BY GUARANTOR AND DELIVERY TO ADMINISTRATIVE AGENT. THIS GUARANTY MAY NOT BE MODIFIED, AMENDED OR SUPERSEDED EXCEPT IN A WRITING SIGNED BY ADMINISTRATIVE AGENT AND GUARANTOR REFERENCING THIS GUARANTY BY ITS DATE AND SPECIFICALLY IDENTIFYING THE PORTIONS HEREOF THAT ARE TO BE MODIFIED, AMENDED OR SUPERSEDED. THIS GUARANTY HAS BEEN EXECUTED IN A NUMBER OF IDENTICAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL FOR ALL PURPOSES AND ALL OF WHICH CONSTITUTE, COLLECTIVELY, ONE AGREEMENT. AS USED HEREIN, THE WORDS “INCLUDE” AND “INCLUDING” SHALL BE INTERPRETED AS IF FOLLOWED BY THE WORDS “WITHOUT LIMITATION.” This Guaranty and any Communication related to this Guaranty may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Guaranty may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Guaranty. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time, and “Communication” shall mean this Guaranty and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Guaranty. 14 Section 21. Dispute Resolution Provision. This Section is referred to as the “Dispute Resolution Provision.” Administrative Agent, Lenders and Guarantor (and any other party to this Guaranty) agree that this Dispute Resolution Provision is a material inducement for their entering into this Guaranty. (a) Scope. This Dispute Resolution Provision concerns the resolution of any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses (collectively, a “Claim” or “Claims”) involving Administrative Agent and Lenders, on the one hand, and Guarantor and/or any obligor, on the other hand (each side being, for the purposes of this Dispute Resolution Provision, a “Party” and the two sides together being the “Parties”), regardless of whether based on federal, state, or local law, statute, ordinance, regulation, contract, common law, or any other source, and regardless of whether foreseen or unforeseen, suspected or unsuspected, or fixed or contingent at the time of this Guaranty, including but not limited to Claims that arise out of or relate to: (i) this Guaranty (including any renewals, extensions or modifications); or (ii) any document related to this Guaranty. For purposes of this Dispute Resolution Provision only, the terms “Lender” or “Party” or “Parties” (to the extent referring to or including Administrative Agent and Lenders) shall include any parent corporation, subsidiary or affiliate of Administrative Agent and Lenders, and the terms “Guarantor” or “Party” or “Parties” (to the extent referring to or including Guarantor) shall include any parent corporation, subsidiary or affiliate of Guarantor, as applicable. (b) Judicial Reference. Any Claim brought by any Party in a California state court shall be resolved by a general reference to a referee (or a panel of referees) as provided in California Code of Civil Procedure Section 638. The referee (or presiding referee of the panel) shall be a retired Judge or Justice of the California state court system. The referee(s) shall be selected by mutual written agreement of the Parties. If the Parties do not agree, the referee(s) shall be selected by the Presiding Judge of the Court (or his or her representative) as provided in California Code of Civil Procedure Section 640. The referee(s) shall hear and determine all issues relating to the Claim, whether of fact or of law, and shall do so in accordance with the Laws of the State of California, and shall report a statement of decision. The referee(s) shall be empowered to enter equitable as well as legal relief, provide all temporary or provisional remedies, enter equitable and legal orders that will be binding on the Parties, and rule on any motion which would be authorized in court litigation, including without limitation motions to dismiss, for summary judgment, or for summary adjudication. The referee(s) shall award legal fees and costs (including the fees of the referee(s)) relating to the judicial reference proceeding, and to any related litigation or arbitration, in accordance with the terms of this Guaranty. The award that results from the decision of the referee(s) shall be entered as a judgment in the court that appointed the referee(s), in accordance with the provisions of California Code of Civil Procedure Sections 644(a). Pursuant to California Code of Civil Procedure Sections 645, the Parties reserve the right to seek appellate review of any judgment or order, including but not limited to, orders pertaining to class certification, to the same extent permitted in a court of law. (c) Arbitration Provisions. The Parties agree that judicial reference pursuant to Subsection (b) above is the preferred method of dispute resolution of all Claims, when available. The Parties therefore agree that injunctive relief, including a temporary restraining order, without the posting of any bond or security, shall be appropriate to enjoin the prosecution of any arbitration proceeding where the Claims at issue become subject to (and as long as they remain subject to) judicial reference pursuant to Subsection (b) above, provided that, subject to the provisions of Subsection (g) below, a Party moves for such relief within thirty (30) days of its receipt of a demand for arbitration of a Claim. However, with respect to any Claim brought in a forum other than a California state court, or brought in a California state court but judicial reference pursuant to Subsection (b) above is not available or enforced by the court, subject to the provisions of Subsection (g) below, the arbitration provisions in this Subsection (collectively, the “Arbitration Provisions”) shall apply to the Claim. In addition, if either of the Parties serves demand for 15 arbitration of a Claim in accordance with these Arbitration Provisions, and the other Party does not move to enjoin the arbitration proceeding within thirty (30) days of receipt of the demand, the right to judicial reference shall be waived and, subject to the provisions of Subsection (g) below, the Claim shall remain subject to these Arbitration Provisions thereafter. The inclusion of these Arbitration Provisions in this Guaranty shall not otherwise be deemed as any limitation or waiver of the judicial reference provisions. The Arbitration Provisions are as follows: (i) For any Claim for which these Arbitration Provisions apply, the Parties agree that at the request of any Party to this Guaranty, such Claim shall be resolved by binding arbitration. The Claims shall be governed by the Laws of the State of California without regard to its conflicts of law principles. The Federal Arbitration Act, 9 U.S.C. §§ 1 et seq. (the “Act”), shall apply to the construction, interpretation, and enforcement of these Arbitration Provisions, as well as to the confirmation of or appeal from any arbitration award. (ii) Arbitration proceedings will be determined in accordance with the Act, the then- current Commercial Finance rules and procedures of the American Arbitration Association or any successor thereof (“AAA”) (or any successor rules for arbitration of financial services disputes), and the terms of these Arbitration Provisions. In the event of any inconsistency, the terms of these Arbitration Provisions shall control. The arbitration shall be administered by the Parties and not the AAA and shall be conducted, unless otherwise required by Law, at a location selected solely by Administrative Agent in any U.S. state where real or tangible personal property collateral for this credit is located or where Guarantor has a place of business. If there is no such state, Administrative Agent shall select a location in California. (iii) If aggregate Claims are One Million Dollars ($1,000,000) or less: (A) All issues shall be heard and determined by one neutral arbitrator. The arbitrator shall have experience with commercial financial services disputes and, if possible, prior judicial experience, and shall be selected pursuant to the AAA “Arbitrator Select: List and Appointment” process, to be initiated by Administrative Agent. If the AAA “Arbitrator Select: List and Appointment” process is unavailable, Administrative Agent shall initiate any successor process offered by the AAA or a similar process offered by any other nationally recognized alternative dispute resolution organization. (B) Unless the arbitrator has a dispositive motion under advisement or unforeseeable and unavoidable conflicts arise (as determined by the arbitrator), all arbitration hearings shall commence within ninety (90) days of the appointment of the arbitrator, and under any circumstances the award of the arbitrator shall be issued within one hundred twenty (120) days of the appointment of the arbitrator. (C) A Party shall be entitled to take no more than two (2) fact depositions, one or both of which may be taken in accordance with Fed. R. Civ. P. 30(b)(6), plus depositions of any experts designated by the other Party, each of seven (7) hours or less, during pre- hearing discovery. (D) There shall be no written discovery requests except a Party may serve document requests on the other Party not to exceed twenty (20) in number, including subparts. The requests shall be served within forty-five (45) days of the appointment of the arbitrator and shall be responded to within twenty-one (21) days of service. (iv) If aggregate Claims exceed One Million Dollars ($1,000,000): 16 (A) The issues shall be heard and determined by one neutral arbitrator selected as above unless either Party requests that all issues be heard and determined by three (3) neutral arbitrators. In that event, each Party shall select an arbitrator with experience with commercial financial services disputes, and the two arbitrators shall select a third arbitrator, who shall have prior judicial experience. If the arbitrators cannot agree, the third arbitrator shall be selected pursuant to the AAA “Arbitrator Select: List and Appointment” process, to be initiated by Administrative Agent. (B) Unless the arbitrator(s) have a dispositive motion under advisement or other good cause is shown (as determined by the arbitrator(s)), all arbitration hearings shall commence within one hundred twenty (120) days of the appointment of the arbitrator(s), and under any circumstances the award of the arbitrator(s) shall be issued within one hundred eighty (180) days of the appointment of the arbitrator(s). (C) A Party shall be entitled to take no more than five (5) fact depositions, one or more of which may be taken in accordance with Fed. R. Civ. P. 30(b)(6), plus depositions of any experts designated by the other Party, each of seven (7) hours or less, during pre-hearing discovery. (D) There shall be no written discovery requests except a Party may serve document requests on the other Party not to exceed thirty (30) in number, including subparts. The requests shall be served within forty-five (45) days of the appointment of the arbitrator(s) and shall be responded to within twenty-one (21) days of service. (v) Where a Party intends to rely upon the testimony of an expert on an issue for which the Party bears the burden of proof, the expert(s) must be disclosed within thirty (30) days following the appointment of the arbitrator(s), including a written report in accordance with Fed. R. Civ. P. 26(a)(2)(B). The arbitrator(s) shall exclude any expert not disclosed strictly in accordance herewith. The other Party shall have the right within thirty (30) days thereafter to take the deposition of the expert(s) (upon payment of the expert’s reasonable fees for the in-deposition time), and to identify rebuttal expert(s), including a written report in accordance with Fed. R. Civ. P. 26(a)(2)(B). (vi) The arbitrator(s) shall consider and rule on motions by the Parties to dismiss for failure to state a claim; to compel; and for summary judgment, in a manner substantively consistent with the corresponding Federal Rules of Civil Procedure. The arbitrator(s) shall enforce the “Apex” doctrine with regard to requested depositions of high-ranking executives of both Parties. The arbitrator(s) shall exclude any Claim not asserted within thirty (30) days following the demand for arbitration. This shall not prevent a Party from revising the calculation of damages on any existing theory. All discovery shall close at least one (1) week before any scheduled hearing date, and all hearing exhibits shall have been exchanged by the same deadline or they shall not be given weight by the arbitrator(s). (vii) The arbitrator(s) will give effect to applicable statutes of limitations in determining any Claim and shall dismiss the Claim if it is barred by the statutes of limitations. For purposes of the application of any statutes of limitations, the service of a written demand for arbitration or counterclaim pursuant to the notice section of this Guaranty is the equivalent of the filing of a lawsuit. At the request of any Party made at any time, including at confirmation of an award, the resolution of a statutes of limitations defense to any Claim shall be decided de novo by a court of competent jurisdiction rather than by the arbitrator(s). Otherwise, any dispute concerning these

17 Arbitration Provisions or whether a Claim is arbitrable shall be determined by the arbitrator(s), except as otherwise set forth in this Dispute Resolution Provision. (viii) The arbitrator(s) shall have the power to award legal fees and costs relating to the arbitration proceeding and any related litigation or arbitration, pursuant to the terms of this Guaranty. The arbitrator(s) shall provide a written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and have judgment entered and enforced. (ix) The filing of a court action is not intended to constitute a waiver of the right of any Party, including the suing Party, thereafter to require submittal of the Claims to arbitration. (x) The arbitration proceedings shall be private. All documents, transcripts, and filings received by any Party shall not be disclosed by the recipient to any third parties other than attorneys, accountants, auditors, and financial advisors acting in the course of their representation, or as otherwise ordered by a court of competent jurisdiction. Any award also shall be kept confidential, although this specific requirement shall be void once the award must be submitted to a court for enforcement. The Parties agree that injunctive relief, including a temporary restraining order, from a trial court is the appropriate relief for breach of this Subsection, and they waive any security or the posting of a bond as a requirement for obtaining such relief. (d) Self-Help. This Dispute Resolution Provision does not limit the right of any Party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights; or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies. (e) Class Action Waiver. Any arbitration or court trial (whether before a judge or jury or pursuant to judicial reference) of any Claim will take place on an individual basis without resort to any form of class or representative action (the “Class Action Waiver”). THE CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM. Regardless of anything else in this Dispute Resolution Provision, the validity and effect of the Class Action Waiver may be determined only by a court or referee and not by an arbitrator. The Parties to this Guaranty acknowledge that the Class Action Waiver is material and essential to the arbitration of any disputes between the Parties and is nonseverable from the agreement to arbitrate Claims. If the Class Action Waiver is limited, voided or found unenforceable, then the Parties’ agreement to arbitrate shall be null and void with respect to such proceeding, subject to the right to appeal the limitation or invalidation of the Class Action Waiver. THE PARTIES ACKNOWLEDGE AND AGREE THAT UNDER NO CIRCUMSTANCES WILL A CLASS ACTION BE ARBITRATED. (f) Jury Waiver. By agreeing to judicial reference or binding arbitration, the Parties irrevocably and voluntarily waive any right they may have to a trial by jury as permitted by Law in respect of any Claim. Furthermore, without intending in any way to limit the provisions hereof, to the extent any Claim is not submitted to judicial reference or arbitration, the Parties irrevocably and voluntarily waive any right they may have to a trial by jury to the extent permitted by Law in respect of such Claim. This waiver of jury trial shall remain in effect even if the Class Action Waiver is limited, voided or found unenforceable. WHETHER THE CLAIM IS DECIDED BY JUDICIAL REFERENCE, BY ARBITRATION OR BY TRIAL BY A JUDGE, THE PARTIES AGREE AND UNDERSTAND THAT THE EFFECT OF THIS DISPUTE RESOLUTION PROVISION IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, 18 AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION, AND (iii) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE. (g) Real Property Secured Claim. Notwithstanding any provision in this Guaranty or any other Loan Document to the contrary, in no event shall the Arbitration Provisions apply to any Claim if the Claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to Administrative Agent and Lenders secured by real property. In this case, Administrative Agent and Lenders and all of the parties to this Guaranty, in their sole and absolute discretion, must consent to submission of the Claim to arbitration. Section 22. Forum. Guarantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Guaranty and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Guaranty may be made by certified or registered mail, return receipt requested, directed to Guarantor at its address for notice set forth in this Guaranty, or at a subsequent address of which Administrative Agent received actual notice from Guarantor in accordance with the notice section of this Guaranty, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent or any Lender to serve process in any manner permitted by Law or limit the right of Administrative Agent or any Lender to bring proceedings against Guarantor in any other court or jurisdiction. Section 23. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND ADMINISTRATIVE AGENT AND EACH LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY DISPUTE (AS DEFINED IN THE LOAN AGREEMENT) AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER, AND GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE 19 WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. Section 24. [Intentionally Omitted]. Section 25. Separate Indemnity. Guarantor acknowledges and agrees that Administrative Agent’s rights (and Guarantor’s obligations) under this Guaranty shall be in addition to all of Administrative Agent’s rights (and all of Guarantor’s obligations) under any indemnity agreement or other guaranty related to the Loan and executed and delivered to Administrative Agent by Borrower and/or any Guarantor and any payments made under this Guaranty shall not reduce any obligations and liabilities under any such indemnity agreement or other guaranty. The obligations hereunder shall terminate upon the full repayment of all sums due under the Loan Documents. Section 26. Credit Verification. Each legal entity and individual obligated on this Guaranty, whether as a Guarantor, a general partner of a Guarantor or in any other capacity, hereby authorizes Administrative Agent and each Lender to check any credit references, verify his/her employment and obtain credit reports from credit reporting agencies of Administrative Agent’s or such Lender’s choice in connection with any monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan. Also in connection with any such monitoring, collection or future transaction, Administrative Agent and each Lender is hereby authorized to check credit references, verify employment and obtain a third party credit report for the spouse of any married person obligated on this Guaranty, if such person lives in a community property state. Section 27. ERISA. As of the date hereof and throughout the term of this Guaranty, (a) Guarantor is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); or (ii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of Guarantor do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA; and (c) Guarantor is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Guarantor are not and will not be subject to federal, state or local statutes applicable to Guarantor regulating investments of fiduciaries with respect to governmental plans. Section 28. No Fiduciary Relationship. The relationship between Administrative Agent and each Lender and Guarantor is solely that of lender and guarantor. Neither Administrative Agent nor any Lender has any fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Administrative Agent and/or any Lender. Section 29. Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby are rescinded or otherwise must be restored or returned by Administrative Agent (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other 20 Person or for a substantial part of Borrower’s, Guarantor’s or any of such other Person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and expenses (including reasonable legal fees and expenses) incurred by or on behalf of Administrative Agent and Lenders in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to Section 11 hereof. Section 30. Limited Recourse Provision. Administrative Agent and Lenders shall have no recourse against, nor shall there be any personal liability to, the members of Guarantor, or to any shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of Guarantor with respect to the obligations of Guarantor under this Guaranty. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s or any Lender’s right to exercise any rights or remedies against any collateral securing the Loan. Section 31. Unsecured Obligations. Notwithstanding anything to the contrary herein or in any of the Loan Documents, the Guaranteed Obligations of Guarantor are unsecured and are not secured by any Security Instrument. Section 32. Additional Representations. On each date on which a Swap Transaction is entered into, each Person obligated on this Guaranty, whether as a Guarantor or in any other capacity, will be deemed to represent to Administrative Agent and Lenders that such Person is an “eligible contract participant” and that each guarantor, if any, of its Swap Obligations that are included as part of the Guaranteed Obligations is an “eligible contract participant,” as such term is defined in the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “Commodity Exchange Act”). Section 33. Acknowledgement Regarding Any Supported QFCs. Section 9.25 of the Loan Agreement is incorporated herein by reference as if fully set forth herein and Guarantor acknowledges and agrees to be bound by the terms of said section for any QFC Credit Support and/or Supported QFC, as such terms may be defined in the Loan Agreement. Section 34. Amendment and Restatement; No Novation. This Guaranty constitutes an amendment and restatement of the Existing Guaranty effective from and after the date hereof. From and after the date hereof, this Guaranty shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Loan, and the Existing Guaranty shall be superseded by this Guaranty in all respects, in each case, on a prospective basis only. The execution and delivery of this Guaranty shall not constitute a novation of the loan or other obligations owing to Administrative Agent or Lenders under the Existing Guaranty based on facts or events occurring or existing prior to the execution and delivery of this Guaranty. On the date hereof, the loan described in the Existing Guaranty shall be amended, supplemented, modified and restated in its entirety by the Loan described herein. Any inconsistency between the terms of this Guaranty and the Existing Guaranty shall be controlled by the terms hereof. [Signatures begin on following page.]

21 [Signature Page to Amended and Restated Guaranty Agreement] IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty under seal as of the date first written above. Address of Guarantor: Pacific Oak SOR Properties, LLC c/o Pacific Oak Capital Advisors LLC 3200 Park Center Drive, Suite 800 Costa Mesa, California 92626 Attn: Brian Ragsdale Telephone: (949) 617-1448 E-Mail: bragsdale@pac-oak.com GUARANTOR: PACIFIC OAK SOR PROPERTIES, LLC, a Delaware limited liability company By: Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares, its sole member By: Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, its sole shareholder By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer Address of Administrative Agent: Bank of America, N.A. 520 Newport Center Drive, Suite 1100 Newport Beach, California 92660 Attn: Harvey Cohen Rider-1 RIDER TO GUARANTY AGREEMENT 1. Limited Repayment Guaranteed Obligations. (a) Notwithstanding any language of the Guaranty, Guarantor’s obligations with respect to the repayment of principal of the Loan for the Limited Repayment Guaranteed Obligations under Section 1(i) of the Guaranty shall not at any time exceed the Principal Obligation Amount. Without limitation of the foregoing, before the Termination Condition has been satisfied, Guarantor shall remain liable for, and the Limited Repayment Guaranteed Obligations shall include, the punctual payment of all interest, including any interest accruing at any specified default or past due rate, whether accruing before or after maturity or default, and also including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding, prepayment premiums, fees, late charges, costs, expenses and indemnification indebtedness which may now or hereafter be due or owing, or which Borrower is obligated to pay, pursuant to any document, instrument or agreement evidencing or governing the Indebtedness, until the Indebtedness is paid and satisfied in full. Upon the satisfaction of the Termination Condition, Guarantor shall have no further liability or obligation under Section 1(i) of the Guaranty. The terms and conditions of this Rider shall not limit or otherwise affect any obligations of Guarantor under this Guaranty except as specifically provided in this Rider. (b) The “Termination Condition” shall be satisfied upon Administrative Agent’s receipt of the Required Principal Payment (as defined in the Loan Agreement) due on or before December 1, 2023 in accordance with Section 1.6(a) of the Loan Agreement, so long as at the time of Administrative Agent’s receipt of such payment, after giving effect to such payment, no Event of Default has occurred and is continuing. (c) The “Principal Obligation Amount” means (i) prior to the satisfaction of the Termination Condition, the sum of Ten Million Dollars ($10,000,000.00); and (ii) from and after the satisfaction of the Termination Condition (without limitation of Guarantor’s obligations pursuant to Sections 1(ii) or (iii) or Section 2 of the Guaranty), Zero Dollars ($0). Notwithstanding any language of this Guaranty, the agreement of Administrative Agent and Lenders to limit its recovery against Guarantor pursuant this Section 1 of this Rider applies to Guarantor’s obligations under Section 1(i) only, and does not in any way limit Guarantor’s obligations under Section 1(ii), Section 1(iii) or Section 2 of the Guaranty. For the avoidance of doubt, the limitations on Guarantor’s liability under Section 1(i) of the Guaranty shall be null and void upon the occurrence of any Triggering Event. 2. Guaranteed Environmental Obligations. (a) Borrower has elected in its own discretion, at Borrower’s sole cost and expense, to obtain the Environmental Insurance Policy (as defined in and substantially and materially in the form approved by Administrative Agent pursuant to the Loan Agreement), and has caused Administrative Agent, for the benefit of the Lenders, to be named as an additional insured, by appropriate endorsement, with a right to notice of termination to Administrative Agent, on the Environmental Insurance Policy. (b) Administrative Agent agrees that, so long as the Environmental Insurance Policy is then in effect and no Default has occurred and is continuing, if Administrative Agent or any Lender has any claim for indemnification under the Environmental Agreement, which Administrative Agent, in its sole and reasonable discretion, determines is within the coverage, in Rider-2 scope and amount, for Administrative Agent and/or the Lenders under the Environmental Insurance Policy, then (i) Administrative Agent shall make a claim under the Environmental Insurance Policy (the “Environmental Insurance Claim”); and (ii) upon making the Environmental Insurance Claim, Administrative Agent and the Lenders shall forbear from demanding payment from Guarantor for such indemnification claim or filing a lawsuit against Guarantor for a money judgment pursuant to Section 1(iii) of the Guaranty with respect to such indemnification claim until the earlier to occur of either (A) the insurer’s denial of coverage on the applicable Environmental Insurance Claim; or (B) regardless of whether the insurer acknowledges coverage, the date that is ninety (90) days following the date of the Environmental Insurance Claim. (c) To the extent that the insurer or its agent requests information or documents in connection with such Environmental Insurance Claim, Administrative Agent shall notify Guarantor of such requests, and Guarantor shall cause Borrower to promptly and with due diligence, provide the insurer, with copies to Administrative Agent, with any and all documents and all information requested by the insurer. (d) Any claim by Administrative Agent or any Lender against Guarantor for money damages pursuant to Administrative Agent’s and/or any Lender’s rights under Section 1(iii) of this Guaranty with respect to any indemnification claim under the Environmental Agreement shall be reduced by the net amount (after reduction for Administrative Agent’s and Lenders’ expenses, including reasonable attorneys’ fees), if any, actually received by Administrative Agent from the insurer for such indemnification claim, but only if, when and as such amounts are in fact received by Administrative Agent from the insurer. In no event, however, shall the amount of any sums due from (but then unpaid by) the insurer to Administrative Agent as a consequence of any Environmental Insurance Claim act as a setoff or otherwise reduce Administrative Agent’s or any Lender’s rights or recovery against Borrower under the Environmental Agreement or against Guarantor under this Guaranty. (e) Notwithstanding the foregoing, nothing herein shall (i) limit Administrative Agent’s or any Lender’s rights to file a claim against Guarantor in any bankruptcy proceeding filed by or against Guarantor; or (ii) affect any claim or remedy that Administrative Agent or any Lender may have against Guarantor under this Guaranty, except to the extent that Administrative Agent’s and Lenders’ rights under Section 1(iii) of this Guaranty are reduced, in accordance with the foregoing provisions, by net amounts received by Administrative Agent from the insurer on account of an applicable Environmental Insurance Claim. Administrative Agent and Lenders shall have the right to enforce the obligations under this Guaranty for any indemnification claim under the Environmental Agreement: (A) which comprise all or any portion of any deductible or retained amount under the Environmental Insurance Policy, (B) to the extent that, after Administrative Agent or any Indemnified Party has made claim upon any insurer under the Environmental Insurance Policy, such insurer has refused the defense of any claim or the coverage as to any such claim, or (C) are in or for amounts which exceed the proceeds of the Environmental Insurance Policy determined by Administrative Agent, in its sole and reasonable discretion, likely to be available to cover such claim after deducting the estimated cost of defending such claim. (f) In the event that Guarantor pays to Administrative Agent pursuant to Section 1(iii) of this Guaranty any Guaranteed Environmental Obligation or Guarantor itself pays from its own funds to any third party any amounts required to be paid (or costs and expenses for obligations required to be performed) by Borrower pursuant to the Environmental Agreement (as applicable, a “Guarantor Environmental Payment”), Administrative Agent acknowledges and agrees, for itself and each Lender, that if proceeds of the Environmental Policy are thereafter received by Borrower, Guarantor or Administrative Agent in payment of any claim under the Environmental Insurance Policy for the particular Guaranteed Environmental Obligation or other cost, expense or other

Rider-3 amount so paid by Guarantor, then (i) if such proceeds are received by Guarantor, Guarantor may retain such proceeds (but without limiting any of Administrative Agent’s rights under this Guaranty with respect to any other Indebtedness), (ii) if such proceeds are received by Borrower, then, so long as no Default has occurred and is then continuing, Borrower may disburse such proceeds to Guarantor in an amount not to exceed the amount of the applicable Guarantor Environmental Payment (which disbursement shall not constitute a Restricted Payment under the Loan Agreement), and (iii) if such proceeds are received by Administrative Agent, then, so long as no Default has occurred and is continuing, Administrative will release such proceeds to Borrower in an amount not to exceed the applicable Guarantor Environmental Payment for disbursement to Guarantor under clause (ii) above.